VAN KAMPEN FOCUS PORTFOLIOS
                             UNIT INVESTMENT TRUSTS

                          SUPPLEMENT TO THE PROSPECTUS

         Effective April 26, 2001, J.J. Kenny Co., Inc. became the Evaluator for each Trust in place of Van Kampen Investment Advisory Corp. Van Kampen Investment Advisory Corp. will continue to provide portfolio surveillance services to each Trust as Supervisor and Van Kampen Funds Inc. will continue to provide price dissemination and pricing oversight duties for each Trust at their costs.

Supplement Dated:  April 26, 2001